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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 25, 2005

                              DELCATH SYSTEMS, INC.

             (Exact name of registrant as specified in its charter)


        Delaware                        001-16133               06-1245881
(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)



    1100 Summer Street, Stamford, Connecticut            06905
     (Address of principal executive offices)          (Zip Code)


       Registrant's telephone number, including area code: (203) 323-8668

                                       N/A
          (Former name or former address, if changed since last report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS.

      (a) On April 25, 2005, Eisner LLP ("Eisner") was dismissed as the independent registered public accounting firm for Delcath Systems, Inc. (the "Company"). The decision to change accountants was approved by the Audit Committee of the Company's Board of Directors.

      The reports of Eisner on the balance sheets of the Company as of December 31, 2003 and 2004 and the related statements of operations, stockholders' equity and cash flows for each of the years in the two-year period ended December 31, 2004 and for the period from August 5, 1988 (inception) to December 31, 2004 did not contain any adverse opinion or disclaimer of opinion, nor were they modified as to uncertainty, audit scope or accounting principles.

      In connection with the audits of the periods described above, and the subsequent interim period through April 25, 2005, except for a reportable condition with respect to the Company's internal controls regarding identifying the Company's awards of stock options which awards were described in the Company's Form 8-K reports dated March 22, 2005 and April 5, 2005, there were no disagreements between the Company and Eisner on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to Eisner's satisfaction, would have caused Eisner to make reference to the subject matter of the disagreement(s) in connection with its reports.

      The Company has requested Eisner to furnish a letter addressed to the Securities and Exchange Commission (the "Commission") stating whether it agrees with the statements made by the Company in response to Item 304(a) of Regulation S-K. The Company has requested that Eisner provide the letter as promptly as possible so that the Company can file it with the Commission.

      (b) On April 27, 2005, the Company retained Carlin, Charron & Rosen, LLP to act as its independent registered public accounting firm.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

(a)   Not applicable

(b)   Not applicable.

(c)   Exhibits:

            EXHIBIT                          DESCRIPTION

               16            Letter of Eisner LLP (to be filed by amendment)
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    DELCATH SYSTEMS, INC.



                                    By:           /s/ M. S. KOLY
                                        ---------------------------------------
                                          M. S. Koly
                                          President and Chief Executive Officer


Date: April 29, 2005

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